EXHIBIT 99.1
Financial Statements

Assembly Component Systems Business Unit of
Assembly Component Systems, Inc.
Six Month Periods Ended June 30, 2010 and 2009 (unaudited)
and Years Ended December 31, 2009 and 2008
With Report of Independent Auditors

Assembly Component Systems Business Unit of
Assembly Component Systems, Inc.
Financial Statements
Six Month Periods Ended June 30, 2010 and 2009 (unaudited) and
Years Ended December 31, 2009 and 2008

Report of Independent Auditors
The Board of Directors of Park-Ohio Holdings Corp.
We have audited the accompanying statements of assets acquired and liabilities assumed of the Assembly Component Systems Business Unit of Assembly Component Systems, Inc. (ACSI), a wholly owned subsidiary of Lawson Products, Inc., as of December 31, 2009 and 2008 and the related statements of net revenues and direct costs and operating expenses for the years then ended. These statements are the responsibility of ACSI’s management. Our responsibility is to express an opinion on the statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements are free of material misstatement. We were not engaged to perform an audit of ACSI’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of ACSI’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statements. We believe that our audits provide a reasonable basis for our opinion.
The accompanying statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in an amendment to the Form 8-K as described in Note 1, and are not intended to be a complete presentation of the financial position or the results of operations of ACSI.
In our opinion, the statements referred to above present fairly, in all material respects, the statements of assets acquired and liabilities assumed of Assembly Component Systems Business Unit of Assembly Component Systems, Inc., a wholly owned subsidiary of Lawson Products, Inc., as of December 31, 2009 and 2008 and the statements of net revenues and direct costs and operating expenses for the years then ended in conformity with U.S. generally accepted accounting principles.
/s/ Ernst & Young LLP
November 15, 2010
Chicago, IL

Assembly Component Systems Business Unit of
Assembly Component Systems, Inc.
Statements of Assets Acquired and Liabilities Assumed
(In Thousands)

	June 30	December 31
	2010	2009	2008
	(Unaudited)
Assets acquired
Accounts receivable, less allowance of $322, $386 and $591, respectively	$9,174	$7,715	$8,576
Inventories	16,972	18,824	20,759
Prepaid expenses and other current assets	51	73	74
Property, plant and equipment	102	182	620

Total assets acquired	26,299	26,794	30,029

Liabilities assumed
Accounts payable	4,702	4,179	3,171
Accrued expenses	282	331	385

Total liabilities assumed	4,984	4,510	3,556

Net assets acquired	$21,315	$22,284	$26,473

The accompanying notes are an integral part of these financial statements.

Assembly Component Systems Business Unit of
Assembly Component Systems, Inc.
Statements of Net Revenues and Direct Costs and Operating Expenses
(In Thousands)

	Year Ended		Six Month Periods Ended
	December 31		June 30
	2009	2008	2010	2009
			(Unaudited)
Net revenues	$46,427	$62,143	$25,858	$23,986

Direct costs and expenses
Cost of goods sold	37,461	53,280	19,002	19,837
Selling, general and administrative expenses	13,143	16,038	6,062	6,504

Total direct operating expenses	50,604	69,318	25,064	26,341

Net revenues less direct costs and expenses	$(4,177)	$(7,175)	$794	$(2,355)

The accompanying notes are an integral part of these financial statements.

Assembly Component Systems Business Unit of
Assembly Component Systems, Inc.
Notes to Financial Statements
(In Thousands)
Six Month Periods Ended June 30, 2010 and 2009 (unaudited) and
Years Ended December 31, 2009 and 2008
1. Organization and Significant Accounting Policies
Description of the Business and Basis of Presentation
The accompanying statements have been prepared to present the assets acquired and liabilities assumed as of December 31, 2009 and 2008 and the net revenues and direct costs and expenses of the Assembly Component Systems Business Unit (ACS) of Assembly Component Systems, Inc.(ACSI), a wholly owned subsidiary of Lawson Products, Inc.(Lawson), pursuant to an asset purchase agreement (the Agreement) dated as of August 31, 2010 between ACSI, Lawson, Park-Ohio Industries, Inc. (the Acquirer), a wholly owned subsidiary of Park-Ohio Holdings Corp.( Holdings) and Supply Technologies LLC (Supply Technologies), a wholly owned subsidiary of the Acquirer. Pursuant to the Agreement, Supply Technologies acquired certain assets of ACSI including accounts receivable, inventories, property plant and equipment and assumed certain liabilities including accounts payable and select accrued liabilities of the ACSI business for approximately $16,000 in cash and a promissory note in the principal amount of $2,160 issued by the Acquirer. Pursuant to the terms of the Agreement, the purchase price is subject to a working capital adjustment.
ACS is a provider of supply chain management solutions for a broad range of production components through its service centers throughout North America. ACS specializes in providing original equipment marketplace manufacturers with just-in-time delivery of fasteners, components and fittings to maximize the efficiency of the customers’ supply chain. ACS seeks long-term agreements with companies to identify product needs and parameters of use, offers engineering expertise and provides product sourcing and manages inventory replenishment. Sales support and dedicated warehousing is provided, enabling partnered companies to focus on manufacturing operations while affording them a reduction in financial obligations associated with carrying excess inventory.

Assembly Component Systems Business Unit of
Assembly Component Systems, Inc.
Notes to Financial Statements (continued)
(In Thousands)
1. Organization and Significant Accounting Policies (continued)
The assets acquired will be integrated into the Acquirer’s Supply Technologies business segment. The accompanying statements were prepared for the purpose of providing Holdings historical information to comply with the rules and regulations of the Securities and Exchange Commission for inclusion in an amendment to the Form 8-K (Form 8-K/A) to be filed by Holdings. These statements are derived from ACSI’s historical accounting records, which are in accordance with accounting principles generally accepted in the United States of America and are not intended to be a complete presentation or are necessarily indicative of the financial position, results of operations and cash flows that would have been achieved if ACSI had operated as a separate, stand-alone business.
Throughout the periods presented herein, the business was controlled by Lawson. The statements of net revenues and direct operating costs and expenses are directly attributable to ACS, including cost of goods sold and selling, general and administrative expenses. The direct operating expenses of the ACS business presented in these statements include sales and marketing, warehousing and distribution, administration and allocations from Lawson for general and administration expenses directly related to the ACS business. Allocations of Lawson corporate overhead, interest and income taxes have been excluded from these statements.
Statements of cash flows and statements of stockholder’s equity are not presented as Supply Technologies did not acquire all of the assets nor assume all of the liabilities of ACSI, and the preparation of such financial information is not practicable given the nature of the statements and the limited amount of information available.
All financing and treasury functions were handled by Lawson. Cash requirements of ACS were provided entirely by Lawson and cash generated by ACS was remitted to Lawson. Given these constraints, it is not possible to determine cash balances associated to ACS but selected cash flow information has been prepared from this information for the periods presented, based on available information.

Assembly Component Systems Business Unit of
Assembly Component Systems, Inc.
Notes to Financial Statements (continued)
(In Thousands)
1. Organization and Significant Accounting Policies (continued)
Selected Cash Flows:

	Year Ended December 31		Six Months Ended June 30
	2009	2008	2010	2009

Net revenues less direct costs and expenses	$(4,177)	$(7,175)	$794	$(2,355)

Add depreciation expense	255	320	81	126
Add goodwill impairment charge	—	2,251	—	—
Add impairment of long-lived assets	224	—	—	—
Change in accounts receivable	861	2,186	(1,459)	1,262
Change in inventories	1,935	4,030	1,852	1,773
Change in prepaid expenses and other current assets	1	50	22	28
Change in accounts payable	1,008	(767)	523	920
Change in accrued liabilities	(54)	(104)	(49)	(236)

Selected operating cash flows	53	791	1,764	1,518

Purchases property plant and equipment	(41)	(176)	(1)	(44)

Selected investing cash flows	(41)	(176)	(1)	(44)

Net selected cash flows	$12	$615	$1,763	$1,474

The accompanying unaudited statements of assets acquired and liabilities assumed as of June 30, 2010 and the unaudited statements of net revenues and direct operating costs and expenses for the six-month periods ended June 30, 2010 and 2009 of ASC have been prepared in accordance with generally accepted accounting principles in the United States of America for interim financial information and the instructions to Article 10 of Regulation S-X. Accordingly, they do not include all of the information and notes required by generally accepted accounting principles in the United States of America to be included in the full year financial statements. In the opinion of management, all adjustments considered necessary for a fair presentation have been made. Such adjustments consist of those of a normal recurring nature. The excess of revenues less direct costs and expenses are not necessarily indicative of the operating results that may be expected in future periods. These unaudited statements should be read in conjunction with the statements of assets acquired and liabilities assumed and statements of net revenues and direct costs and expenses and related notes thereto for the years ended December 31, 2009 and 2008.

Assembly Component Systems Business Unit of
Assembly Component Systems, Inc.
Notes to Financial Statements (continued)
(In Thousands)
1. Organization and Significant Accounting Policies (continued)
Use of Estimates
Preparation of the statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect amounts reported in the statements and accompanying notes. Actual results could differ from these estimates.
Allowance for Doubtful Accounts Methodology
ACSI management evaluated the collectability of accounts receivable based on a combination of factors. In circumstances where ACSI management is aware of specific customer’s inability to meet its financial obligations (e.g. bankruptcy filings, substantial down-grading of credit ratings), a specific reserve for bad debts is recorded against amounts due to reduce the receivable to the amount that ACSI management reasonably believes will be collected. For all other customers, ACSI recognizes reserves for bad debts based on ACSI’s historical experience of bad debt write-offs as a percent of accounts receivable outstanding. If circumstances change (e.g. higher than expected defaults or an unexpected material adverse change in a major customer’s ability to meet its financial obligations), the estimates of the recoverability of amounts due the ACS business could be revised by a material amount.
Inventories
Inventories consist principally of finished goods and are stated at the lower of cost (first-in-first-out method) or market. To reduce inventory to a lower of cost or market value, a reserve is recorded for slow-moving and obsolete inventory based on historical experience and monitoring current inventory activity. Estimates are used to determine the necessity of recording these reserves based on periodic detailed analysis using both qualitative and quantitative factors. As part of this analysis, ACSI’s management considers several factors including the inventories length of time on hand, historical sales, product shelf life, product life cycle, product classification, whether or not an item is in a catalog or website and product obsolescence.

Assembly Component Systems Business Unit of
Assembly Component Systems, Inc.
Notes to Financial Statements (continued)
(In Thousands)
1. Organization and Significant Accounting Policies (continued)
Property, Plant and Equipment
Property, plant and equipment are stated at cost less accumulated depreciation and amortization. Depreciation expense is computed using the straight-line and double declining balance methods for machinery and equipment, furniture and fixtures and vehicles using useful lives of 3 to 10 years. Amortization of capital leases is included in depreciation expense.
Revenue Recognition
Revenue includes product sales, billings for freight and handling charges and fees earned for services provided. Sales and associated cost of goods sold are generally recognized when products are shipped and title passes to customers. An accrual for returns is recorded based on historical evidence of rates of return.
Cost of Goods Sold
Cost of goods sold consists primarily of product and product-related costs, vendor consideration, freight and handling costs. ASCI define handling costs as those costs incurred to fulfill a sales order.
Selling, General and Administrative Expenses
Selling, general and administrative expenses consist primarily of purchasing, branch operations, information technology services, and marketing and selling expenses, as well as other types of general and administrative costs.
Subsequent Events
ASCI has evaluated subsequent events through November 15, 2010, the filing date of these statements.

Assembly Component Systems Business Unit of
Assembly Component Systems, Inc.
Notes to Financial Statements (continued)
(In Thousands)
2. Inventories
Components of inventories were as follows:

	June 30	December 31
	2010	2009	2008

Finished goods	$19,555	$22,269	$24,222
Reserve for obsolete and excess inventory	(2,583)	(3,445)	(3,463)

	$16,972	$18,824	$20,759

3. Property, Plant and Equipment
Components of property, plant and equipment were as follows:

	June 30	December 31
	2010	2009	2008

Leasehold improvements	$117	$117	$169
Machinery and equipment	2,416	2,419	2,781

	2,533	2,536	2,950
Accumulated depreciation and amortization	(2,431)	(2,354)	(2,330)

	$102	$182	$620

Assembly Component Systems Business Unit of
Assembly Component Systems, Inc.
Notes to Financial Statements (continued)
(In Thousands)
4. Lease Commitments
ACSI has operating leases for warehouse location buildings, vehicles and certain other office equipment. Future minimum lease payments under non-cancellable operating leases that were assumed by Supply Technologies are as follows (in thousands):

Years Ending December 31
2010	$417
2011	268
2012	68
2013	—
Thereafter	$—
Rent expense for the operating leases assumed was $759 and $783 for the years ended December 31, 2009 and 2008, respectively. Rent expense for the operating leases assumed was $480 and $503 for the six-month periods ended June 30, 2010 and 2009, respectively.
5. Goodwill Impairment
ACSI reviews goodwill annually for impairment as required by Accounting Standards Codification (ASC) 350, Intangibles — Goodwill and Other (ASC 350). Goodwill impairment is deemed to exist if the carrying amount of a reporting unit exceeds its estimated fair value and the carrying amount of the goodwill exceeds its estimated fair value. In the fourth quarter of 2008, ACSI determined, based on market prices of comparable businesses and forecasted discounted cash flows that its goodwill was impaired and recorded a non-cash charge of $2,251 for the year ended December 31, 2008, which is included in selling, general and administrative expenses on the statement of net revenues and direct costs and operating expenses.
6. Impairment of Long-Lived Assets
ASCI reviews its long-lived assets, including property, plant and equipment, for impairment whenever events or changes in circumstances indicate that the carrying amounts of these assets may not be recoverable. Recoverability is measured by a comparison of the assets’ carrying amount to their expected future undiscounted net cash flows. If such assets are considered to be impaired, the impairment to be recognized is measured based on the amount by which the carrying amount of the asset exceeds its fair value.

Assembly Component Systems Business Unit of
Assembly Component Systems, Inc.
Notes to Financial Statements (continued)
(In Thousands)
6. Impairment of Long-Lived Assets (continued)
During 2009, due to the weakened economy and decreased forecasts of future operating results, ACSI reviewed the recoverability of the long-lived assets. In performing the review for recoverability, ACSI determined that the future expected undiscounted cash flows were less than the carrying amount of the assets. ACSI then estimated the fair value of these assets primarily based on independent appraisals and reduced the carrying value of the assets to fair value. As a result, an impairment charge of $224 was recorded for the year ended December 31, 2009, which is included in selling, general and administrative expenses on the statement of net revenues and direct costs and operating expenses.